                                                                   EXHIBIT 10.98


                                 PLAN OF MERGER


         PLAN OF MERGER between, IMS Colonial, Inc., a Florida corporation and Colonial Catastrophe Claims Corporation, a Florida corporation pursuant to Florida Statute Section 607.1101.

         1. The names of the two corporations planning to merge are IMS Colonial, Inc. and Colonial Catastrophe Claims Corporation.

         2. Colonial Catastrophe Claims Corporation shall be merged into IMS Colonial, Inc., and IMS Colonial, Inc. shall be the surviving corporation; provided that IMS Colonial, Inc. shall change it's name to Colonial Claims Corporation as set forth in Paragraph 4 hereof.

         3. The terms and conditions of the proposed merger are as follows:

               Since IMS Colonial, Inc. is the owner and holder of 1,000 shares of the common capital stock, $1.00 par value of Colonial Catastrophe Claims Corporation, and there being no other stock of Colonial Catastrophe Claims Corporation issued and outstanding, upon the merger said shares of Colonial Catastrophe Claims Corporation stock shall be canceled.

         4. The Articles of Incorporation of IMS Colonial, Inc. are hereby amended, by deleting Article I thereof in it's entirety and substituting the following Article I in lieu thereof:


                                   ARTICLE I.

                                      NAME

         The name of this corporation is Colonial Claims Corporation.

         The undersigned being the secretaries of IMS Colonial, Inc. and Colonial Catastrophe Claims Corporation respectively, hereby certify that the within plan of merger is a true, correct and complete copy of said plan as approved by the Directors and Shareholders of IMS Colonial, Inc. and the Directors and Shareholders of Colonial Catastrophe Claims Corporation all on the 7th day of January, 1999, to be effective 15th day of January, 1999.


                                  Exhibit "A"

                                      IMS COLONIAL, INC.


                                      BY:  /s/ Kelly K. King
                                         --------------------------------------
                                               Kelly K. King, Secretary


                                      COLONIAL CATASTROPHE CLAIMS CORPORATION


                                      BY:  /s/ Felicia A. Rivas
                                         --------------------------------------
                                               Felicia A. Rivas, Secretary

STATE OF FLORIDA      )
COUNTY OF Pinellas    )

         The foregoing instrument was acknowledged before me this 7 day of January, 1999, by Kelly K. King, as Secretary of IMS Colonial, Inc., a Florida corporation, on behalf of the corporation. He is personally known to me or who has produced identification, and did not take an oath.


                                      /s/ Nancy C. Haire
(NOTARY SEAL)                         -----------------------------------------
                                          Nancy C. Haire, Notary Public
                                          Serial Number:  No.  CC 440661
                                          My Commission Expires:  3/25/99


STATE OF FLORIDA     )
COUNTY OF PINELLAS   )

         The foregoing instrument was acknowledged before me this ___ day of January, 1999, by Felicia A. Rivas, as Secretary of Colonial Catastrophe Claims Corporation, a Florida corporation, on behalf of the corporation. She is personally known to me or who has produced identification, and did not take an oath.


                                      /s/ Nancy C. Haire
(NOTARY SEAL)                         -----------------------------------------
                                          Notary Public
                                          Serial Number:
                                          My Commission Expires: